Exhibit 99.2

                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective the 23rd day of May, 2003 by and between Anis Jessa (the "Consultant"), and E-City Software, Inc. (the "Company" or "E-City" or the "Client"), whose principal place of business is 1201 First Ave. South, Suite 330 Seattle, WA 98134.

WHEREAS, Consultant served as the CEO of E-City and is possessed of valuable information related to its business history and future prospects and is prepared to advise E-City concerning the same; and

WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client such services; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to Client.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Consulting Services. The client hereby retains the Consultant as an independent consultant to the Client to advise the Client as to business strategy and the Consultant hereby accepts and agrees to such retention. The services of Consultant shall not be Exclusive nor shall Consultant be required to render any specific number of hours to the Client or its projects.

2. Independent Contractor. Consultant agrees to perform his consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, worker's compensation or unemployment insurance payments on behalf of Consultant.

3. Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to the officers of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

4. Term of Agreement. The term of this Agreement shall be twelve (12) months, commencing on the date of this Agreement, subject to prior termination as hereinafter provided.

5. Compensation. In providing the foregoing services, except as agreed otherwise by the Client, the Consultant shall be responsible for all costs incurred by Consultant. Client shall pay Consultant for his services hereunder as follows: to issue to Consultant 2,417,350 shares of common stock purchase options at $0.01 per share, to be registered by the Client on Form S-8 no later than 120 days from the date hereof. If Client shall fail to so deliver, issue and register such shares, Consultant shall, in addition to any other remedies available to him, be allowed to reclaim the 2,149,000 shares surrendered below with no additional notice or other requirement.

6. Surrender of Existing Shares. The Consultant agrees to surrender 2,149,000 shares of common stock in his custody or control which shall become property of the Client or its designee upon issuance of the above stock options and effectiveness of the Form S-8, unless otherwise mutually agreed to.

7.   Other provisions.

(a)  E-City  pledges and  promises  that it will use all  monies,  approximately
     $52,000 to be received by E-City from the Internal Revenue Service to be used to pay corporate tax liability to Revenue Canada and to pay other tax liability as directed by Consultant. William C. Robinson personally guarantees that E-City will use all monies received from the IRS as indicated above and agrees to have personal liability to Consultant for any amounts of the above mentioned tax refund not utilized for the above indicated purposes.

(b) E-City pledges that the options issued herein will not represent less than %0.00338 of the issued and outstanding stock of the corporation during the term of this agreement, including any options and rights to acquire stock. In order to maintain this percentage, the company agrees to issue the Consultant more options at the exercise price of $0.01 such that the percentage ownership of the options is not less than %0.00338 less any shares sold to adjust remaining percentages during the term of this agreement.

(c) Consultant and Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

(d) In the event of any termination hereunder all shares or funds paid to the Consultant through the date of termination shall be fully earned and non-refundable and the parties shall have no further responsibilities to each other except that the Client shall be responsible to make any and all payments if any, due to the Consultant through the date of the termination and the Consultant shall be responsible to comply with the provisions of section 7 hereof.

9. Work Product. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein.

10. Confidentiality. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

11. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate, this Agreement within seven (7) business days of receipt of written notice of conflict shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

12. Disclaimer of Responsibility for Act of the Client. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such decisions, made by the Client or any affiliates or subsidiaries of the Client.

13.  Indemnification.

(a) The client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Client (c) a violation of state or federal law by the Client.

(b) The Consultant shall protect, defend, indemnify and hold Client and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Consultant (c) a violation of state or federal law by the Consultant.

14. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized overnight courier to the principal office of each party.

15. Waiver of Breach. Any waiver by either party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

16. Assignment. This Agreement and the right and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

17. Applicable Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Nevada and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Nevada shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

18. Severability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

19. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all other or prior understandings, agreements and negotiations between the parties.

20. Waiver and Modification. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

21. Binding Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in Las Vegas, Nevada.

22. Counterparts and Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.


CONSULTANT:

 /s/ Anis Jessa
 --------------------------
 Anis Jessa

CLIENT:

E-City Software, Inc.

By: /s/ William C. Robinson           DATE: May 23, 2003
        -------------------
    William C. Robinson, CEO

As to the personal guarantee contained in Section 7(a) only:

By:  /s/ William C. Robinson          DATE: May 23, 2003
         -------------------
     William C. Robinson, an individual